UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 2, 2009 (July 2, 2009)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

400 Interpace Parkway

Building A

Parsippany, NJ 07054

(Address of principal executive
office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On July 2, 2009, the Board of Directors of Travelport Limited declared a distribution of $152,289,245.50 to be paid to its parent company, Travelport Holdings Limited, on July 7, 2009.  Travelport Holdings intends to utilize the funds from the distribution to repurchase a portion of its outstanding payment-in-kind loans in a privately negotiated transaction.

Travelport Limited, its subsidiaries, affiliates, officers, directors and controlling stockholders (including The Blackstone Group, Technology Crossover Ventures and One Equity Partners, and each of their respective affiliates) may from time to time, as permitted under its debt instruments and depending upon market conditions, purchase debt securities or loans issued by the Company, its subsidiaries, affiliates or Orbitz Worldwide, Inc. in open market or privately negotiated transactions or by other means.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and Chief Administrative Officer

Date: July 2, 2009